SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended March 31,
	2019	2018

Revenue:
Rental income (see components on page 4)	$163,273	$172,417
Other income (see components on page 4)	5,550	4,577
Total revenues	168,823	176,994

Expenses:
Property operating	(39,429)	(36,366)
Real estate taxes	(22,114)	(22,041)
Advertising and promotion	(1,893)	(1,771)
Total recoverable expenses	(63,436)	(60,178)
Depreciation and amortization	(66,378)	(61,294)
General and administrative	(14,125)	(9,654)
Ground rent	(203)	(197)
Total operating expenses	(144,142)	(131,323)

Interest expense, net	(36,830)	(34,344)
Gain on disposition of interests in properties, net	9,990	8,181
Income and other taxes	(356)	(485)
(Loss) income from unconsolidated entities, net	(48)	1,162

Net (loss) income	(2,563)	20,185
Net (loss) income attributable to noncontrolling interests	(896)	2,661
Net (loss) income attributable to the Company	(1,667)	17,524
Less: Preferred share dividends	(3,508)	(3,508)
Net (loss) income attributable to common shareholders	$(5,175)	$14,016

(Loss) earnings per common share, basic and diluted	$(0.03)	$0.07

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	March 31,	December 31,
	2019	2018
Assets:
Investment properties at cost	$5,889,822	$5,879,637
Construction in progress	43,963	35,068
	5,933,785	5,914,705
Less: accumulated depreciation	2,334,130	2,283,764
	3,599,655	3,630,941

Cash and cash equivalents	29,244	42,542
Tenant receivables and accrued revenue, net (see components on page 3)	81,849	85,463
Investment in and advances to unconsolidated entities, at equity	428,130	433,207
Deferred costs and other assets (see components on page 3)	171,422	169,135
Total assets	$4,310,300	$4,361,288

Liabilities:
Mortgage notes payable	$978,823	$983,269
Notes payable	983,542	982,697
Unsecured term loans	685,792	685,509
Revolving credit facility	341,288	286,002
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	216,172	253,862
Distributions payable	2,992	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,224,030	3,209,752

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,249,490	1,247,639
Accumulated deficit	(509,187)	(456,924)
Accumulated other comprehensive income	2,082	6,400
Total stockholders' equity	944,980	999,710
Noncontrolling interests	138,025	148,561
Total equity	1,083,005	1,148,271
Total liabilities, redeemable noncontrolling interests and equity	$4,310,300	$4,361,288

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	March 31,	December 31,
	2019	2018

Tenant receivables and accrued revenue, net:
Straight-line receivable	$39,150	$38,874
Tenant receivable	13,597	13,430
Unbilled receivables and other	40,274	42,365
Allowance for doubtful accounts, net	(11,172)	(9,206)
Total	$81,849	$85,463

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$68,599	$74,260
In place lease intangibles, net	34,966	38,453
Acquired above market lease intangibles, net	17,261	18,827
Right of use asset (1)	14,037	—
Mortgage and other escrow deposits	17,324	18,542
Prepaids, notes receivable and other assets, net	19,235	19,053
Total	$171,422	$169,135

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$119,148	$156,685
Below market lease intangibles, net	62,180	66,651
Lease liability (1)	14,037	—
Deferred revenues and deposits	20,807	30,526
Total	$216,172	$253,862

(1) The new lease accounting standard effective January 1, 2019 required recognition on the balance sheet, of certain leases, which primarily relate to our corporate offices and property ground leases.

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF RENTAL INCOME, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended March 31,
	2019	2018

Components of Rental Income:
Base rent	$109,793	$115,553
Mark-to-market adjustment	2,906	3,048
Straight-line rents	1,132	859
Temporary tenant rents	3,804	3,879
Overage rent	2,378	2,014
Tenant reimbursements	45,454	48,644
Lease termination income	786	1,766
Change in estimate of collectibility of rental income	(2,980)	(3,346)
Total Rental Income	$163,273	$172,417

Components of Other Income:
Sponsorship and other ancillary property income	$1,755	$1,649
Fee income	2,747	2,342
Other	1,048	586
Total Other Income	$5,550	$4,577

Components of Corporate Overhead:
General & administrative - other	$9,900	$8,915
General & administrative - internal leasing costs (1)	4,225	739
Internal corporate overhead allocated to operating expense	5,653	5,220
Total Corporate Overhead	$19,778	$14,874

(1) Certain internal leasing costs that were previously deferred are expensed to general and administrative costs under the new lease accounting standard that became effective January 1, 2019.

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended March 31,
	2019	2018
Funds from Operations ("FFO"):
Net (loss) income	$(2,563)	$20,185
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)
Real estate depreciation and amortization, including joint venture impact	76,214	70,199
Gain on disposition of interests in properties, net	—	(295)
FFO	$70,083	$86,521

Weighted average common shares outstanding - diluted	223,208	223,278

FFO per diluted share	$0.31	$0.39

Non-cash items included in FFO:
Non-cash stock compensation expense	$1,815	$1,742
Straight-line adjustment as an increase to minimum rents (1)	$1,487	$1,315
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$484	$566
Fair value of debt amortized as a decrease to interest expense (1)	$924	$1,006
Loan fee amortization and bond discount (1)	$1,787	$3,022
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$4,291	$4,558
Non-real estate depreciation (1)	$2,405	$2,558

(1) Includes the pro-rata share of the joint venture properties.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended March 31,
	2019	2018	Variance $

Reconciliation of Comp NOI to Net (Loss) Income:
Net (Loss) Income	$(2,563)	$20,185	$(22,748)

Loss (income) from unconsolidated entities	48	(1,162)	1,210
Income and other taxes	356	485	(129)
Gain on disposition of interests in properties, net	(9,990)	(8,181)	(1,809)
Interest expense, net	36,830	34,344	2,486
Operating Income	24,681	45,671	(20,990)

Depreciation and amortization	66,378	61,294	5,084
General and administrative	14,125	9,654	4,471
Fee income	(2,747)	(2,342)	(405)
Management fee allocation	5	(16)	21
Pro-rata share of unconsolidated joint ventures in comp NOI	17,445	17,282	163
Property allocated corporate expense	3,495	4,124	(629)
Non-comparable properties and other (1)	(311)	(591)	280
NOI from sold properties	2	(1,796)	1,798
Termination income	(786)	(1,766)	980
Straight-line rents	(1,132)	(859)	(273)
Ground lease adjustments for straight-line and fair market value	5	13	(8)
Fair market value and inducement adjustments to base rents	(2,900)	(3,042)	142
Less: Tier 2 and noncore properties (2)	(8,938)	(13,743)	4,805

Comparable NOI - Tier 1 and Open Air properties	$109,322	$113,883	$(4,561)
Comparable NOI percentage change - Tier 1 and Open Air properties			-4.0%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.

(2) NOI from the Tier 2 and noncore properties held in each period presented.

	Three Months Ended March 31,
	2019	2018	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$115,799	$118,315	$(2,516)	-2.1%
Overage rent	2,803	2,047	756	36.9%
Tenant reimbursements	46,308	47,831	(1,523)	-3.2%
Change in estimate of collectibility of rental income	(2,298)	(2,726)	428	-15.7%
Other	1,804	1,656	148	8.9%
Total revenue	164,416	167,123	(2,707)	-1.6%

Expenses:
Recoverable expenses - operating	(31,975)	(30,252)	(1,723)	-5.7%
Recoverable expenses - real estate taxes	(21,913)	(21,860)	(53)	-0.2%
Ground rent	(1,206)	(1,128)	(78)	-6.9%
Total operating expenses	(55,094)	(53,240)	(1,854)	-3.5%

Comp NOI - Excluding Tier 2 and Noncore properties	$109,322	$113,883	$(4,561)	-4.0%

Comp NOI - Tier 1 enclosed retail properties	$77,814	$82,557	$(4,743)	-5.7%
Comp NOI - Open Air properties	$31,508	$31,326	$182	0.6%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 3/31/2019	Total Debt, Including WPG Share of Unconsolidated Entities as of 3/31/2019	Total Debt as of 12/31/2018	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2018	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate		Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities:
Mortgage debt
Fixed	$911,134	$911,134	$915,276	$915,276	2019	$48,003	7.5%				$48,003	7.5%
Variable	65,000	65,000	65,000	65,000	2020	106,219	5.9%	$250,000	3.9%		356,219	4.5%
Debt issuance costs	(2,500)	(2,500)	(2,771)	(2,771)	2021	354,628	4.8%	—			354,628	4.8%
Fair value debt adjustments	5,189	5,189	5,764	5,764	2022	131,599	4.4%	695,000	4.4%		826,599	4.4%
Total mortgage debt	978,823	978,823	983,269	983,269	2023	62,773	4.7%	340,000	4.1%		402,773	4.2%
					2024	341,240	5.2%	750,000	6.0%	(2)	1,091,240	5.7%
Unsecured debt					2025	343,587	3.7%	—			343,587	3.7%
Credit facility	345,000	345,000	290,000	290,000	2026	12,518	4.3%	—			12,518	4.3%
Term loans	690,000	690,000	690,000	690,000	2027	194,161	4.3%	—			194,161	4.3%
Bonds payable	1,000,000	1,000,000	1,000,000	1,000,000	2028	—	0.0%	—			—	0.0%
Debt issuance costs & discounts	(24,378)	(24,378)	(25,792)	(25,792)	2029	—	0.0%	—			—	0.0%
Total unsecured debt	2,010,622	2,010,622	1,954,208	1,954,208	Thereafter	1,991	4.7%	—			1,991	4.7%
					Fair value,debt issuance cost, and debt discount adjustments	5,373		(24,378)			(19,005)
Total consolidated debt	$2,989,445	$2,989,445	$2,937,477	$2,937,477	Total debt	$1,602,092	4.7%	$2,010,622	4.9%		$3,612,714	4.8%

Unconsolidated debt:					(1) Includes extension options
Mortgage loans payable	$1,285,273	$620,585	$1,287,229	$624,964	(2) The Senior Notes bear interest at a rate of 6.0% per annum through August 14, 2019, at which time the interest rate will increase to 6.5% per annum due to the credit downgrade.
Debt issuance costs	(4,747)	(2,339)	(4,962)	(2,451)
Fair value debt adjustments	9,849	5,023	10,534	5,372	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate		Total Debt Maturities	Weighted Avg. Interest Rate
Total unconsolidated debt	$1,290,375	$623,269	$1,292,801	$627,885

Total debt:	$4,279,820	$3,612,714	$4,230,278	$3,565,362	Total consolidated debt:

	% of Total Debt as of 3/31/19	Our Share of Total Debt as of 3/31/19	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2019	$48,003	7.5%				$48,003	7.5%
					2020	81,328	5.7%	$250,000	3.9%		331,328	4.3%
					2021	317,773	4.7%	—			317,773	4.7%
Consolidated debt:					2022	131,599	4.4%	695,000	4.4%		826,599	4.4%
Fixed	83%	$2,487,365	5.1%	3.9	2023	56,191	4.7%	340,000	4.1%		396,191	4.1%
Variable	17%	502,080	4.3%	3.6	2024	341,240	5.2%	750,000	6.0%	(2)	1,091,240	5.7%
Total Consolidated	100%	$2,989,445	4.9%	3.8	Fair value,debt issuance cost, and debt discount adjustments	2,689		(24,378)			(21,689)
					Total debt	$978,823	5.0%	$2,010,622	4.9%		$2,989,445	4.9%
Unconsolidated debt:
Fixed	99%	$616,687	4.1%	6.3	(1) Includes extension options
Variable	1%	6,582	5.0%	3.8	(2) The Senior Notes bear interest at a rate of 6.0% per annum through August 14, 2019, at which time the interest rate will increase to 6.5% per annum due to the credit downgrade.
Total Unconsolidated	100%	$623,269	4.1%	6.3

Total debt:
Fixed	86%	$3,104,052	4.9%	4.3
Variable	14%	508,662	4.4%	3.6
Total debt	100%	$3,612,714	4.8%	4.2

SUPPLEMENTAL INFORMATION | 7

EBITDAre AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended March 31,
	2019	2018
Calculation of EBITDAre:
Net (loss) income	$(2,563)	$20,185
Interest expense, net	36,830	34,344
Income and other taxes	356	485
Depreciation and amortization	66,378	61,294
Gain on disposition of interests in properties, net	—	(295)
Pro-rata share of unconsolidated entities, net	18,409	17,631
EBITDAre (1)(2)	$119,410	$133,644

	Bond Covenant Requirement (3)	As of March 31, 2019
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	53.3%
Secured indebtedness to Total assets	≤ 40%	17.3%
Consolidated EBITDA / Annual service charge	≥ 1.5x	2.65x
Total unencumbered assets / Total unsecured indebtedness	> 150%	198%

(1) EBITDAre is calculated consistent with the NAREIT definition.
(2) EBITDAre includes the expensing of internal leasing costs of $4,225 and $739 for the quarter ended March 31, 2019 and 2018, respectively.
(3) The covenants detailed are from the August 2017 Bond Offering.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2019 Guidance

Fiscal Year 2019
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.16 to $1.24
FFO per share, as adjusted - diluted - second quarter	$0.25 to $0.28

Underlying Assumptions to 2019 Guidance (1):
Comparable NOI growth for Tier 1 and Open Air (Core) properties- fiscal year 2019 (2) (3)	approximately (1.0) to (3.0)%
Corporate overhead and general and administrative expenses (excluded from property NOI) (4)	$70-$74 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$17-$19 million
Assumed property sales	None
Assumed joint venture transactions	None
Assumed acquisition	None
Assumed lender transitions (guidance excludes any related gain from debt extinguishment)	1 to 3 properties
Gain from sale of outparcels (primarily relates to Four Corners transactions)	$15 to $17 million
Redevelopment spend (3)	$100 to $125 million
Recurring capital expenditures and deferred leasing costs	$55 to $65 million
Distributions per common share and units	$0.25 per diluted share quarterly

(1) Guidance excludes gains from debt extinguishment.
(2) Excludes NOI of approximately $37 to $40 million related to Tier 2 and noncore properties.
(3) Includes pro-rata share of joint venture properties

(4) Includes $2 million of Q1 2019 severance cost related to open air region leadership restructuring, as well as approximately $16 million of leasing costs that were previously deferred under prior accounting standard

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of March 31, 2019

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 3/31/19	NOI Growth for 12 Months Ended 3/31/19	Releasing Spreads Trailing Twelve Months Ended 2019
		3/31/19	3/31/18	3/31/19	3/31/18	3/31/19	3/31/18

Open Air Properties	51	94.7%	95.3%					26.7%	0.6%	2.9%
Tier 1 Enclosed Retail Properties	42	92.1%	92.3%	$399	$400	11.7%	11.9%	66.0%	-5.7%	-7.4%
Tier 1 and Open Air	93	93.3%	93.7%					92.7%	-4.0%	-5.2%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1								TIER 2 / NONCORE
TIER 2
Arbor Hills		Mesa Mall						Anderson Mall
Arboretum, The		Morgantown Mall						Boynton Beach Mall
Ashland Town Center		Northtown Mall						Chautauqua Mall
Bowie Town Center		Northwoods Mall						Indian Mound Mall
Brunswick Square		Oklahoma City Properties						Lima Mall
Clay Terrace		Orange Park Mall						Maplewood Mall
Cottonwood Mall		Paddock Mall						New Towne Mall
Dayton Mall		Pearlridge Center						Oak Court Mall
Edison Mall		Polaris Fashion Place						Rolling Oaks Mall
Grand Central Mall		Port Charlotte Town Center						Sunland Park Mall
Great Lakes Mall		Scottsdale Quarter
Irving Mall		Southern Hills Mall				NONCORE
Jefferson Valley Mall		Southern Park Mall					Charlottesville Fashion Square
Lincolnwood Town Center		Southgate Mall						Muncie Mall
Lindale Mall		The Outlet Collection | Seattle						Seminole Towne Center
Longview Mall		Town Center at Aurora						Towne West Square
Malibu Lumber Yard		Town Center Crossing & Plaza						West Ridge Mall
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		Westminster Mall
Melbourne Square		WestShore Plaza

(1) Metrics include properties owned and managed as of March 31, 2019, and exclude Tier 2 and Noncore properties.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through March 31, 2019

Leasing Results- Comparable Properties
No Exclusions

	2019 Year-to-Date						Change from Prior YTD
	New		Renewal		Total		Total
	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft
Tier 1 Enclosed Retail Properties	33	331,288	166	533,257	199	864,545	9%	9%
Open Air Properties	12	81,291	21	182,119	33	263,410	14%	72%
Total Tier 1 and Open Air	45	412,579	187	715,376	232	1,127,955	10%	20%

Tier 2 and Noncore Properties	8	49,299	46	207,101	54	256,400	10%	19%

Grand Total	53	461,878	233	922,477	286	1,384,355	10%	20%

Leasing Results
Small Shop Deals for Enclosed Properties; Anchor and Small Shop Deals for Open Air

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Tier 1 Enclosed Retail Properties	119	77,842	266,282	344,124	$32.68	$32.07	$32.21	8.2	3.5	4.5	$4,686	$2,873	$60.19	$10.79
Open Air Properties	29	80,282	172,967	253,249	$15.38	$19.56	$18.24	8.1	6.4	7.1	$2,330	$4,417	$29.03	$25.54
Total Tier 1 and Open Air	148	158,124	439,249	597,373	$23.90	$27.15	$26.29	8.2	4.0	5.0	$7,016	$7,290	$44.37	$16.60

Tier 2 and Noncore Properties	26	16,894	51,752	68,646	$25.33	$23.19	$23.71	4.4	2.7	3.1	$175	$—	$10.36	$—

Total	174	175,018	491,001	666,019	$24.03	$26.73	$26.02	7.6	3.8	4.8	$7,191	$7,290	$41.09	$14.85

Note: The table above includes leasing results for enclosed properties for stores of 10,000 SF or less, also anchors and office leases are excluded. For open air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at March 31, 2019. Accordingly, Towne West Square is no longer included in the noncore properties.

Average Base Rent PSF
	Base Minimum Rent PSF As of March 31,
	2019		2018
Tier 1 Enclosed Retail Properties	$28.98		$29.37
Open Air Properties	$13.93		$13.87
Total Tier 1 and Open Air Properties	$21.75		$21.85

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended March 31, 2019

	Square Footage of Signings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	212,606	$19.33	$17.83	$1.50	8.4%
Renewal	367,940	$22.31	$22.24	$0.07	0.3%
All Deals	580,546	$21.22	$20.63	$0.59	2.9%

Tier 1 Enclosed Retail Properties:

New	152,424	$42.10	$44.33	$(2.23)	-5.0%
Renewal	825,678	$39.68	$43.07	$(3.39)	-7.9%
All Deals	978,102	$40.05	$43.27	$(3.22)	-7.4%

Total Open Air and Tier 1 Properties:

New	365,030	$28.84	$28.90	$(0.06)	-0.2%
Renewal	1,193,618	$34.32	$36.65	$(2.33)	-6.4%
All Deals	1,558,648	$33.04	$34.84	$(1.80)	-5.2%

Note: The Company's Tier 2 and noncore properties are excluded from these metrics.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of March 31, 2019

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	126	170,135	0.3%	2.8%
L Brands, Inc.	Bath & Body Works, Pink, Victoria's Secret, White Barn Candle	112	589,815	1.0%	2.8%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	81	349,062	0.6%	1.8%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft, Maurice's	116	584,588	1.0%	1.6%
American Eagle Outfitters, Inc.	aerie, American Eagle	43	248,289	0.4%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	32	361,933	0.6%	1.2%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	75	194,486	0.3%	1.2%
Roark Capital Group	Arby's, Auntie Anne's, Buffalo Wild Wings, Cinnabon, Corner Bakery, Drybar, Fitness Connection, Hardee's, Jamba Juice, Jimmy John's, Massage Envy, McAlister's Deli, Miller's Ale House, Moe's Southwest Grill, Sonic, Waxing the City	99	176,187	0.3%	1.1%
The Finish Line, Inc.	Finish Line, JD Sports	35	203,896	0.4%	1.1%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	23	244,451	0.4%	1.0%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

JCPenney Company, Inc.	JCPenney	37	4,741,205	8.2%	1.1%	19
Macy's, Inc.	Macy's	26	4,579,870	7.9%	0.3%	5
Dillard's, Inc.	Dillard's	22	3,108,424	5.4%	0.1%	1
Sears Holding Corporation (1)	Sears	10	1,532,436	2.6%	0.2%	4
Target Corporation	Target, Super Target	11	1,520,830	2.6%	0.0%	1
Kohl's Corporation	Kohl's	13	1,186,302	2.0%	0.9%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	17	1,020,114	1.8%	2.0%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	11	879,058	1.5%	0.3%	7
Best Buy Co. Inc.	Best Buy	16	708,102	1.2%	1.4%	15
Wal-Mart Stores, Inc.	Wal-Mart	4	618,061	1.1%	0.0%	0

(1) Of the 10 stores that remain open at March 31, 2019, one is owned by Seritage Properties.
Note: Schedule above includes properties owned and managed at March 31, 2019. Accordingly, Towne West Square is excluded.

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of March 31, 2019

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	236	—	612,770	612,770	$—	$36.86	3.7%
2019	268	670,669	611,198	1,281,867	$1.54	$31.64	3.3%
2020	737	1,727,316	2,370,616	4,097,932	$5.01	$26.17	11.6%
2021	619	1,356,775	1,998,779	3,355,554	$6.40	$27.01	10.7%
2022	478	898,117	1,588,599	2,486,716	$6.74	$28.68	8.8%
2023	407	1,198,225	1,374,855	2,573,080	$8.98	$30.65	8.9%
2024	270	739,997	1,015,891	1,755,888	$6.45	$28.83	5.9%
2025	203	958,450	862,763	1,821,213	$7.18	$28.36	5.4%
2026	189	167,790	1,032,886	1,200,676	$7.20	$29.56	5.3%
2027	178	429,380	847,067	1,276,447	$7.98	$29.64	4.6%
2028	137	313,510	568,429	881,939	$12.10	$27.04	3.3%
2029 and Thereafter	60	745,313	425,861	1,171,174	$9.77	$26.04	2.9%
Specialty Leasing Agreements w/ terms in excess of 11 months	651	—	1,460,866	1,460,866	$—	$10.31	2.6%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	20	—	61,817	61,817	$—	$20.14	0.2%
2019	64	91,490	176,779	268,269	$2.95	$19.54	0.7%
2020	179	804,078	525,617	1,329,695	$11.97	$21.01	3.7%
2021	165	1,166,459	467,000	1,633,459	$9.03	$20.04	3.5%
2022	161	824,867	515,928	1,340,795	$10.79	$18.42	3.1%
2023	153	1,080,476	492,862	1,573,338	$10.63	$19.45	3.8%
2024	89	779,655	276,240	1,055,895	$9.50	$19.87	2.3%
2025	48	369,313	116,062	485,375	$12.87	$23.32	1.3%
2026	51	291,053	173,084	464,137	$12.95	$24.30	1.4%
2027	59	354,118	195,482	549,600	$8.98	$22.43	1.4%
2028	28	167,771	90,488	258,259	$15.89	$20.02	0.8%
2029 and Thereafter	27	202,437	135,996	338,433	$9.46	$22.48	0.8%
Specialty Leasing Agreements w/ terms in excess of 11 months	6	—	15,189	15,189	$—	$9.32	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Schedule includes leases for properties owned and managed at March 31, 2019. Accordingly, leases at Towne West Square are excluded.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Consolidated Three Months Ended March 31, 2019	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended March 31, 2019	Consolidated Three Months Ended March 31, 2018	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended March 31, 2018

New Developments	$—	$—	$—	$302	$—	$302
Redevelopments, Renovations, and Expansions	$15,623	$4,109	$19,732	$11,839	$2,488	$14,327
Internal Leasing Costs	$337	$118	$455	$4,140	$258	$4,398

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$9,918	$1,036	$10,954	$5,642	$1,447	$7,089
Operational capital expenditures	6,958	755	7,713	4,833	272	5,105
Total Property Capital Expenditures	$16,876	$1,791	$18,667	$10,475	$1,719	$12,194

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of March 31, 2019
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Cottonwood Mall	Albuquerque	NM	Replace former Macy's store with new retailers to add Homelife Furniture and Mor for Less Furniture and other retail concepts including Hobby Lobby	100%	$20,000 - $22,000		6% - 7%	$16,119		2019

Dayton Mall	Dayton	OH	Replace former hhgregg with Ross Dress for Less and add new The RoomPlace home furnishings store in newly configured in-line space	100%	$8,000 - $10,000		10% - 12%	$1,865		2019

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$605		2020

Grand Central Mall	Parkersburg	WV	Replaced Elder-Beerman with H&M, replaced Toys R Us with Big Lots, replaced hhgregg with Ulta and Five Below, planned replacement of former Sears with big box retail	100%	$31,000 - $33,000		6% - 8%	$8,396		2020

Lincolnwood Town Center	Lincolnwood	IL	Replace former Carsons Pirie Scott with The RoomPlace	100%	$16,000 - $18,000		7% - 8%	$1,685		2019

Mall at Fairfield Commons, The	Beavercreek	OH	Replace Sears store with The RoomPlace and Round 1	100%	$14,000 - $16,000		9% - 11%	$706		2019

Outlet Collection | Seattle	Seattle	WA	Replace former Sam's Club with FieldhouseUSA, a community based multi-purpose indoor sports facility specializing in leagues, events and tournaments.	100%	$11,000 - $13,000		9% - 10%	$29		2020

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building; New residential and retail development on middle parcel.	51%	$59,800 - $69,800	(4)	7% - 8%	$47,162	(4)	2019

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment other than near-term renewals, although each project does benefit other aspects of the property. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2019.

SUPPLEMENTAL INFORMATION | 16

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of March 31, 2019

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
Former Department Stores - Vacant as of March 31, 2019
1	Cottonwood Mall	Albuquerque, NM	Sears	Sears	Aug-18	Sears owns box	Evaluating Options
2	Grand Central Mall	Parkersburg, WV	Sears	Lease	Dec-18	Big box retail	Lease out for Signature
3	Lincolnwood Town Center	Lincolnwood, IL	Carsons Pirie Scott	Lease	Aug-18	RoomPlace/ Dining/ Retail	RoomPlace under construction
4	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
5	Longview Mall	Longview, TX	Sears	Lease	Jan-19	Big box retail	Pro-active termination, Letter of Intent (LOI) finalized
6	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Dec-18	RoomPlace / Round1	Pro-active termination, Replacement leases executed
7	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	Retail concepts	Active Planning
8	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Retail concepts	Active Planning
9	Mesa Mall	Grand Junction, CO	Sears	Lease	Nov-18	Dillard's	LOI executed
10	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	Big box retail	LOI received
11	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Big box retail	Active Planning
12	Morgantown Mall	Morgantown, WV	Sears	Lease	Jan-19	Evaluating options	Evaluating Options
13	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Dunham's Sports	Lease executed
14	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Entertainment/Big box retail	Active Planning
15	Polaris Fashion Place	Columbus, OH	Sears	Lease	Mar-19	Mixed use	Pro-active termination, Development Partner agreement executed
16	Port Charlotte Town Center	Port Charlotte, FL	Sears	Lease	Mar-19	Big box retail	Active Planning
17	Southern Hills Mall	Sioux City, IA	Sears	Lease	Mar-19	Retail concepts	Pro-active termination, LOI received
18	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
19	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Big box retail	Pro-active termination, Active Planning
20	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Dillard's	LOI executed
21	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning
22	WestShore Plaza	Tampa, FL	Sears	Lease	Mar-19	Mixed use	Pro-active termination, Obtaining Entitlements

Stores Occupied by Sears as of March 31, 2019
23	Mall at Johnson City	Johnson City, TN	Sears	Lease		Big box retail	Active Planning
24	Northwoods Mall	Peoria, IL	Sears	Sears		Sears owns box	Active Planning
25	Orange Park Mall	Orange Park, FL	Sears	Sears		Sears owns box	Evaluating Options
26	Pearlridge Center	Aiea, HI	Sears	Lease		Entertainment / Dining	Evaluating Options
27	Town Center Aurora	Aurora, CO	Sears	Lease		Mixed use	Pro-active termination, Active Planning
28	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning
29	Whitehall Mall	Whitehall, PA	Sears	Lease		Big box and small shop retail	Active Planning

Note that the Company plans to spend between $300M to $350M to redevelop these 29 department store locations over the next three to five years.

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,759	315,570	355,189	12/01/22	4.61%	Fixed	$17,745	$17,745
Arbor Hills	MI	Ann Arbor	51%	87,487	87,487	0	01/01/26	4.27%	Fixed	$24,545	$12,518
Arboretum, The	TX	Austin	51%	195,331	195,331	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	437,284	331,494	105,790	07/06/21	4.90%	Fixed	$36,605	$36,605
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,243	269,945	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,031,678	590,324	441,354
Brunswick Square	NJ	East Brunswick (New York)	100%	760,998	289,702	471,296	03/01/24	4.80%	Fixed	$70,795	$70,795
Charlottesville Fashion Square (4)	VA	Charlottesville	100%	577,813	354,109	223,704	04/01/24	4.54%	Fixed	$45,857	$45,857
Chautauqua Mall	NY	Lakewood	100%	432,931	427,955	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,601	558,725	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,051,847	571,618	480,229	04/06/24	4.82%	Fixed	$96,716	$96,716
Dayton Mall	OH	Dayton	100%	1,443,065	771,284	671,781	09/01/22	4.57%	Fixed	$80,082	$80,082
Edison Mall	FL	Fort Myers	100%	1,038,946	556,653	482,293
Grand Central Mall	WV	Parkersburg	100%	758,513	752,005	6,508	07/06/20	6.05%	Fixed	$39,382	$39,382
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,232,642	634,458	598,184
Indian Mound Mall	OH	Newark	100%	556,746	384,085	172,661
Irving Mall	TX	Irving (Dallas)	100%	1,051,773	488,228	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	582,937	417,245	165,692
Lima Mall	OH	Lima	100%	743,872	544,050	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,847	422,846	1	04/01/21	4.26%	Fixed	$48,396	$48,396
Lindale Mall	IA	Cedar Rapids	100%	713,708	477,016	236,692
Longview Mall	TX	Longview	100%	645,871	347,074	298,797
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,038,585	863,765	174,820
Mall at Johnson City, The	TN	Johnson City	51%	567,892	567,892	0	05/06/20	6.76%	Fixed	$48,806	$24,891
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	904,236	323,480	580,756
Markland Mall	IN	Kokomo	100%	381,502	355,777	25,725
Melbourne Square	FL	Melbourne	100%	723,304	419,394	303,910
Mesa Mall	CO	Grand Junction	100%	802,628	430,607	372,021
Morgantown Mall	WV	Morgantown	100%	555,350	555,350	0
Muncie Mall (4)	IN	Muncie	100%	637,795	387,995	249,800	04/01/21	4.19%	Fixed	$33,747	$33,747
New Towne Mall	OH	New Philadelphia	100%	505,223	505,223	0
Northtown Mall	MN	Blaine	100%	644,535	644,535	0
Northwoods Mall	IL	Peoria	100%	649,408	337,279	312,129
Oak Court Mall	TN	Memphis	100%	847,127	361,310	485,817	04/01/21	4.76%	Fixed	$36,811	$36,811
Oklahoma City Properties	OK	Oklahoma City	51%	313,953	311,707	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	4.99%	Variable	$12,906	$6,582
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	952,861	555,681	397,180
Outlet Collection | Seattle, The	WA	Seattle	100%	923,331	923,331	0
Paddock Mall	FL	Ocala	100%	548,147	317,590	230,557
Pearlridge Center	HI	Aiea	51%	1,297,814	1,244,537	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$43,200	$22,032
Polaris Fashion Place	OH	Columbus	51%	1,572,168	934,653	637,515	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	777,246	493,037	284,209	11/01/20	5.30%	Fixed	$41,946	$41,946
Rolling Oaks Mall	TX	San Antonio	100%	883,079	286,771	596,308

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	724,896	724,896	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center (4)	FL	Sanford (Orlando)	0%	1,109,945	596,654	513,291	05/06/21	5.97%	Fixed	$53,326	$—
Southern Hills Mall	IA	Sioux City	100%	794,010	672,670	121,340
Southern Park Mall	OH	Youngstown	100%	1,194,618	1,007,054	187,564
Southgate Mall	MT	Missoula	100%	578,811	436,278	142,533	09/27/23	4.48%	Fixed	$35,000	$35,000
Sunland Park Mall	TX	El Paso	100%	918,205	332,368	585,837
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,087	494,589	586,498	04/01/21	4.19%	Fixed	$52,000	$52,000
Town Center Crossing & Plaza	KS	Leawood	51%	670,455	533,894	136,561	02/01/27	4.25%	Fixed	$33,443	$17,056
							02/01/27	5.00%	Fixed	$67,586	$34,469
Towne West Square (4)(5)	KS	Wichita	100%				06/01/21	5.61%	Fixed	$45,214	$45,214
Waterford Lakes Town Center	FL	Orlando	100%	965,730	691,230	274,500
Weberstown Mall	CA	Stockton	100%	859,071	264,251	594,820	06/08/21	4.79%	Variable	$65,000	$65,000
West Ridge Mall (4)(6)	KS	Topeka	100%	1,013,874	409,763	604,111	03/06/24	7.84%	Fixed	$39,841	$39,841
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,695	444,003	772,692	04/01/24	4.65%	Fixed	$78,095	$78,095
WestShore Plaza	FL	Tampa	100%	1,075,486	847,024	228,462
Enclosed Retail Properties Total				43,388,721	28,135,554	15,253,167				$1,944,723	$1,387,596

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	681,988	385,543	296,445
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,191	$5,191
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	279,581	128,972	150,609
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	240,720	226,907	13,813	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,613	109,094	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,915	44,095	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	364,469	185,469	179,000
Forest Plaza	IL	Rockford	100%	433,816	413,519	20,297	10/10/19	7.50%	Fixed	$15,459	$15,459
Gaitway Plaza (3)	FL	Ocala	96%	197,435	196,635	800
Gateway Centers	TX	Austin	51%	513,987	404,984	109,003	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	152,123	146,091	6,032
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,368	53,612	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	364,525	309,116	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,229	355,792	30,437	10/10/19	7.50%	Fixed	$14,482	$14,482
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	139,520	139,520	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$22,075	$22,075
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$6,021	$6,021

SUPPLEMENTAL INFORMATION | 19

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2019

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
North Ridge Shopping Center	NC	Raleigh	100%	171,489	166,089	5,400	12/01/22	3.41%	Fixed	$11,697	$11,697
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	389,618	389,618	0	08/01/21	5.49%	Fixed	$33,924	$17,301
Plaza at Buckland Hills, The	CT	Manchester	100%	310,243	210,429	99,814
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	229,929	226,179	3,750
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	306,436	73,154	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	186,283	175,330	10,953
Shops at Arbor Walk, The	TX	Austin	51%	309,064	280,315	28,749	08/01/21	5.49%	Fixed	$38,341	$19,554
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,325	329,483	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	557,538	216,194	341,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	517,948	290,009	227,939
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza (6)	KS	Topeka	100%	253,086	98,593	154,493	03/06/24	7.84%	Fixed	$9,936	$9,936
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	379,220	234,602	144,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	394,514	263,231	131,283	10/10/19	7.50%	Fixed	$12,041	$12,041
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874
Wolf Ranch	TX	Georgetown (Austin)	100%	632,246	420,060	212,186
Open Air Properties Total				14,506,067	9,997,027	4,509,040				$297,667	$207,132

Total				57,894,788	38,132,581	19,762,207				$2,242,390	$1,594,728	(7)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives approximately 96%-100% of the economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) Noncore property.
(5) While the Company still owns the property, the special servicer has transferred management to a third party during the third quarter of 2018 and the loan is in default. Accordingly, operating metrics are excluded for this property.

(6) The borrower is in default on the loan and is in discussions with the loan servicer.
(7) Our share of the joint venture debt excludes the $2.0 million indirect 12.5% ownership interest in another real estate project.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 22 and 23 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

Three Months Ended March 31, 2019
WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$21,100
Overage rent	426
Tenant reimbursements	8,210
Changes in estimate of collectibility of rental income	(405)
Other income	640
Total revenues	29,971

Expenses:
Property operating	(6,096)
Real estate taxes	(3,635)
Advertising and promotion	(322)
Total recoverable expenses	(10,053)
Depreciation and amortization	(12,248)
Ground rent	(1,557)
Total operating expenses	(23,858)

Interest expense, net	(6,084)
Income and other taxes	(77)
Loss from unconsolidated entities, net	$(48)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

March 31, 2019 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,158,785
Construction in progress	10,869
1,169,654
Less: accumulated depreciation	194,665
974,989

Cash and cash equivalents	15,687
Tenant receivables and accrued revenue, net (see below)	15,416
Deferred costs and other assets (see below)	157,388
Total assets	$1,163,480

Liabilities and members' equity:
Mortgage notes payable	$623,269
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	147,681
Total liabilities	770,950
Members' equity	392,530
Total liabilities and members' equity	$1,163,480

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable	$9,558
Tenant receivable	6,330
Unbilled receivables and other	1,452
Allowance for doubtful accounts, net	(1,924)
Total	$15,416

Deferred costs and other assets:
Deferred leasing, net	$13,704
In place lease intangibles, net	22,524
Acquired above market lease intangibles, net	22,448
Right of use asset	88,094
Mortgage and other escrow deposits	7,723
Prepaids, notes receivable and other assets, net	2,895
Total	$157,388

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$26,401
Below market leases, net	27,363
Lease liability	88,094
Other	5,823
Total	$147,681

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 23

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 24